UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 25, 2006

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

FY2007 Annual Incentive Compensation Plans

On May 25, 2006, the Compensation Committee of the Board of Directors of FedEx Corporation established annual incentive cash bonus plans for FedEx’s executive officers for the fiscal year ending May 31, 2007 (“FY2007”).

Chairman, President and Chief Executive Officer

Frederick W. Smith’s FY2007 annual bonus will be determined by the achievement of corporate objectives for consolidated pre-tax income for FY2007. The Compensation Committee may adjust Mr. Smith’s bonus amount upward or downward based on its consideration of several factors, including:  FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average and the Dow Jones Industrial Average; FedEx’s revenue and operating income growth relative to competitors; FedEx’s cash flow; FedEx’s return on invested capital; FedEx’s U.S. revenue market share; FedEx’s reputation rankings by various publications and surveys; and the Compensation Committee’s assessment of the quality and effectiveness of Mr. Smith’s leadership during FY2007. None of these factors will be given any particular weight by the Compensation Committee in determining whether to adjust Mr. Smith’s bonus amount. Mr. Smith’s annual bonus target for FY2007 is 130% of his base salary, with a maximum payout of 300% of his target bonus.

Mr. Smith’s target annual bonus for FY2007, combined with his base salary, has a 75th percentile target for total annual salary and bonus for chief executive officers in executive compensation surveys utilized by the Compensation Committee.

The independent members of the Board, upon the recommendation of the Compensation Committee, approved the FY2007 annual bonus plan for Mr. Smith on May 26, 2006.

Non-CEO Executive Officers

FedEx Corporation executive vice presidents will participate in the annual incentive cash bonus plan for headquarters employees. Under this plan, the annual bonus target for each executive is 90% of his or her base salary, with a maximum payout of 240% of the target bonus. A threshold payout of up to 30% of the target bonus is based on the achievement of individual objectives to be established at the beginning of the fiscal year for each executive. Mr. Smith will determine the achievement of each executive’s individual objectives at the conclusion of FY2007. The balance of the bonus payout is based on FedEx’s consolidated pre-tax income for FY2007 and ranges, on a sliding scale, from a minimum amount if the plan’s pre-established consolidated pre-tax income threshold is achieved up to a maximum amount if such financial performance goal is substantially exceeded.

The president and chief executive officer of each of FedEx Express, FedEx Ground, FedEx Freight and FedEx Kinko’s will participate in the annual incentive cash bonus plan sponsored by his respective company. The target annual bonus for the president and chief executive officer of FedEx Express is 100% of his base salary, with a maximum payout of 240% of his target bonus. The target annual bonus for the president and chief executive officer of each of FedEx Ground, FedEx Freight and FedEx Kinko’s is 80% of base salary, with a maximum payout of 240% of the target bonus. Under each of these plans, a threshold payout of up to 30% of the target bonus is based on the achievement of individual objectives to be established at the beginning of the fiscal year for each executive. Mr. Smith will determine the achievement level of each executive’s individual objectives at the conclusion of FY2007. The balance of the payout under each of the plans is based on each respective subsidiary’s operating income (30% of the target bonus) and FedEx’s consolidated pre-tax income (40% of the target bonus) for FY2007 and ranges, on a sliding scale, from a minimum amount if the plan’s pre-established subsidiary operating income and FedEx’s consolidated pre-tax income thresholds are achieved up to a maximum amount if such financial performance goals are substantially exceeded.

Total annual salary and bonus for these executive officers for FY2007 (assuming achievement of all individual and corporate objectives as described above) is targeted at the 75th percentile of total annual salary and bonus for comparable positions in the comparison surveys utilized by the Compensation Committee.

FY2007 – FY2009 Long-Term Incentive Plan

On May 25, 2006, the Compensation Committee established a long-term performance bonus plan to provide a long-term cash bonus opportunity to members of upper management, including executive officers, at the conclusion of FedEx’s fiscal year ending May 31, 2009 (“FY2009”) if FedEx achieves an aggregate earnings-per-share goal established by the Compensation Committee with respect to the three-fiscal-year period 2007 through 2009. No amounts can be earned for the FY2007 – FY2009 plan until 2009 because achievement of the earnings-per-share goal can only be determined following the conclusion of FY2009.

The following table sets forth estimates of the possible future payouts to FedEx’s chief executive officer and its four other most highly compensated executive officers (the “named executive officers”) as determined by reference to total annual salary and bonus for FedEx’s fiscal year ended May 31, 2006.

		Estimated Future Payouts
Name and Current Position	Performance Period	Threshold ($)	Target ($)	Maximum ($)

Frederick W. Smith	FY2007 – FY2009	875,000	3,500,000	5,250,000
Chairman, President and Chief Executive Officer

David J. Bronczek	FY2007 – FY2009	375,000	1,500,000	2,250,000
President and Chief Executive Officer – FedEx Express

T. Michael Glenn	FY2007 – FY2009	300,000	1,200,000	1,800,000
Executive Vice President, Market Development and Corporate Communications

Alan B. Graf, Jr.	FY2007 – FY2009	300,000	1,200,000	1,800,000
Executive Vice President and Chief Financial Officer

Daniel J. Sullivan	FY2007 – FY2009	250,000	1,000,000	1,500,000
President and Chief Executive Officer – FedEx Ground

The estimated individual future payouts set forth in the table above are set dollar amounts ranging from threshold amounts, if the earnings-per-share goal achieved is less than target, up to maximum amounts, if the plan goal is substantially exceeded. There can be no assurance that the estimated future payouts shown in this table will be achieved.

Mr. Sullivan will retire effective January 5, 2007. He will be eligible for a payout under the FY2007 – FY2009 plan based on the proportion of the three-fiscal-year period during which he was employed.

The full Board of Directors (and the independent members of the Board with respect to Mr. Smith), upon the recommendation of the Compensation Committee, approved the FY2007 – FY2009 long-term incentive plan on May 26, 2006.

FY2007 Stock Option and Restricted Stock Grants

On June 1, 2006, the named executive officers were granted stock option and restricted stock awards as follows:

Name	Number of Stock Options	Number of Shares of Restricted Stock

F.W. Smith	200,000	—

D.J. Bronczek	27,540	7,901

T.M. Glenn	20,655	6,145

A.B. Graf, Jr.	33,155	6,145

D.J. Sullivan	13,770	5,267

The stock options granted to the named executive officers have an exercise price of $110.06 and vest ratably in four annual installments beginning on the first anniversary of the grant date. The restrictions on the restricted shares awarded to the named executive officers lapse ratably in four annual installments beginning on the first anniversary of the grant date. In addition, each named executive officer will receive a tax reimbursement payment related to his restricted stock award.

New Base Salaries of Named Executive Officers

On May 25, 2006, the Compensation Committee approved ad hoc base salary increases for Messrs. Smith, Glenn and Graf, which took effect on June 1, 2006. The salary increases for Messrs. Smith and Graf were based upon recent executive compensation market data, and the salary increase for Mr. Glenn was based upon his recently increased responsibilities. The following table sets forth the annual base salaries of the named executive officers, as of June 1, 2006:

Name	Base Salary

F.W. Smith	$1,352,508

D.J. Bronczek	$880,068

T.M. Glenn	$748,848

A.B. Graf, Jr.	$842,760

D.J. Sullivan	$871,728

The independent members of the Board, upon the recommendation of the Compensation Committee, approved Mr. Smith’s new base salary on May 26, 2006.

Any annual, merit-based increases to the base salaries of the named executive officers will be effective in July 2006.

Consulting Agreement with Daniel J. Sullivan

Mr. Sullivan will retire as President and Chief Executive Officer of FedEx Ground, effective January 5, 2007. FedEx Ground has entered into a consulting agreement with Mr. Sullivan, which was approved by the Compensation Committee on May 25, 2006. A summary of the key terms of Mr. Sullivan’s consulting agreement follows.

Term. The term of the agreement begins on January 5, 2007 and ends on December 31, 2008. The agreement may be terminated earlier by either party upon 30 days’ prior written notice.

Services Provided. Mr. Sullivan will provide consulting services with respect to the class-action lawsuits and other proceedings involving challenges to FedEx Ground’s independent contractor model, including providing deposition and trial testimony as necessary. Mr. Sullivan will also provide advice on such other matters as are identified by FedEx’s Chairman, President and Chief Executive Officer or Executive Vice President, General Counsel and Secretary. Mr. Sullivan’s services will be limited to no more than 40 hours a month.

Payment for Services. Mr. Sullivan will receive annual cash consideration equal to one-half of his current annual base salary ($435,864). During the term of the agreement, FedEx will also make available to Mr. Sullivan:

•	Reasonable administrative assistance in connection with his performance of consulting services;

•	Office space and equipment in connection with his performance of consulting services; and

•	Corporate aircraft in connection with his performance of consulting services on terms consistent with use by FedEx executive management.

In addition, Mr. Sullivan will be reimbursed for reasonable and necessary out-of-pocket expenses incurred in the performance of his consulting services.

Indemnification. FedEx will indemnify Mr. Sullivan, in a manner consistent with FedEx’s indemnification practices for executive management, from any liabilities, losses or suits related to his performance of services.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.1 to FedEx Corporation’s Registration Statement No. 333-130619 on Form S-8, and incorporated herein by reference).

99.2	Amendment to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 10.2 to FedEx Corporation’s FY2006 Third Quarter Report on Form 10-Q, and incorporated herein by reference).

99.3

Form of Stock Option Agreement pursuant to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.4 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

99.4

Form of Restricted Stock Agreement pursuant to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.5 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 1, 2006	By:	/s/ Marshall W. Witt
Marshall W. Witt
Staff Vice President and
Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.1 to FedEx Corporation’s Registration Statement No. 333-130619 on Form S-8, and incorporated herein by reference).

99.2	Amendment to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 10.2 to FedEx Corporation’s FY2006 Third Quarter Report on Form 10-Q, and incorporated herein by reference).

99.3

Form of Stock Option Agreement pursuant to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.4 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

99.4

Form of Restricted Stock Agreement pursuant to FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.5 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

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